The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

GQG Partners US Select Quality Equity Fund

GQG Partners Global Quality Equity Fund

(the “Funds”)

Supplement Dated June 30, 2020 to the Funds’

Statement of Additional Information (the “SAI”),

dated November 28, 2019

This supplement provides new and additional information beyond that contained in the Funds’ SAI, and should be read in conjunction with the SAI.

The Funds’ SAI is hereby amended and supplemented as follows:

1.	The fourth and fifth paragraphs in the “Portfolio Holdings” section of the SAI hereby are deleted and replaced with the following:

In addition to the quarterly portfolio holdings disclosure required by applicable law, the Funds’ portfolio holdings and characteristics derived from the portfolio holdings as of the end of a calendar month will be publically available 60 days after the end of the calendar quarter by calling 866-362-8333. The Adviser may exclude any portion of a Fund’s portfolio holdings or characteristics derived from the portfolio holdings from such publication when deemed in the best interest of the Fund.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer Agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper, FactSet and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Funds’ portfolios along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GQG-SK-010-0100